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                                                                    Exhibit 10.9

                 EXCEL SWITCHING CORPORATION (f/k/a Excel, Inc.)
                             255 Independence Drive
                          Hyannis, Massachusetts 02601



                                        Dated as of: June 29, 1999


BankBoston, N.A.,
(f/k/a The First National Bank of Boston)
100 Federal Street
Boston, Massachusetts 02110

          Re:  AMENDMENT NO. 2 TO LOAN AGREEMENT

Ladies and Gentlemen:

     We refer to the Loan Agreement, dated as of December 21, 1995 (as amended, the "Agreement"), between Excel Switching Corporation (f/k/a Excel, Inc.), a Massachusetts corporation (the "Borrower"), and BankBoston, N.A. (f/k/a The First National Bank of Boston), a national banking association (the "Lender").

     Terms used in this letter of agreement (this "Amendment") which are not defined herein, but which are defined in the Agreement, shall have the same respective meanings herein as therein.

     We have requested that you make certain amendments to the Agreement. You have advised us that you are prepared and would be pleased to make the amendments so requested by us on the condition that we join with you in this Amendment.

     Accordingly, in consideration of these premises, the promises, mutual covenants and agreements contained in this Amendment, and fully intending to be legally bound by this Amendment, we hereby agree with you as follows:


                                    ARTICLE I

                             AMENDMENTS TO AGREEMENT

         Effective June 29, 1999, the Agreement is amended as follows:

     (a) The definition of "Revolving Credit Termination Date" in Section 1.1 of the Agreement is amended to read in its entirety as follows:

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          "Revolving Credit Termination Date: September 30, 1999".

    (b) Section 2.4(a) of the Agreement is amended by deleting the reference to "June 30, 1999" contained therein, and by inserting in place thereof the following:

          "September 30, 1999".

     (c) Section 2.3 of the Agreement is amended to read in its entirety as follows:

          "2.3 FACILITY FEE. The Company shall pay to the Bank during the Revolving Credit Period an annual facility fee, payable quarterly in advance on the first Business Day of each quarter, equal to 1/5% per annum of the Commitment Amount then in effect."

                                   ARTICLE II

                                AMENDMENT TO NOTE

     Effective June 29, 1999, the Note is amended by deleting each reference to the maturity date of "June 30, 1999" contained therein and by inserting a reference to "September 30, 1999" in place thereof.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     The Borrower represents and warrants to you as follows:

     (a) REPRESENTATIONS IN AGREEMENT. Each of the representations and warranties made by the Borrower to you in the Agreement was true, correct and complete when made and is true, correct and complete on and as of the date hereof with the same full force and effect as if each of such representations and warranties had been made by the Borrower on the date hereof and in this Amendment.

     (b) NO DEFAULTS OR EVENTS OF DEFAULT. No default or Event of Default exists on the date of this Amendment (after giving effect to all of the arrangements and transactions contemplated by this Amendment).

     (c) BINDING EFFECT OF DOCUMENTS. This Amendment has been duly authorized, executed and delivered to you by the Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of the Borrower contained herein constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with its terms.


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                                   ARTICLE IV

                                  MISCELLANEOUS

     This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Except to the extent specifically amended and supplemented hereby, all of the terms, conditions and the provisions of the Agreement, the Note and each of the other documents and agreements executed in connection therewith shall remain unmodified, and the Agreement, the Note and each of the other documents, as amended and supplemented by this Amendment, are confirmed as being in full force and effect.

     If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Amendment and return such counterpart to the undersigned, whereupon this Amendment, as so accepted by you, shall become a binding agreement between you and the undersigned.

                                   Very truly yours,

                                   EXCEL SWITCHING CORPORATION
                                   (f/k/a EXCEL, INC.)


                                   By: /S/ CHRISTOPHER STAVROS
                                       -----------------------
                                       Title:  Vice President/General Counsel

     The foregoing Amendment is hereby accepted by the undersigned as of June 29, 1999.

BANKBOSTON, N.A.,
(f/k/a THE FIRST NATIONAL BANK OF BOSTON)


By: /S/BRADFORD P. EGAN
    -------------------
    Title: Vice President


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